Exhibit 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International Automated Systems, Inc. (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neldon Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1)  the  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Neldon Johnson

Neldon Johnson
Chief Executive Officer
October 13, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                                       Exhibit 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International Automated Systems, Inc. (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, LaGrand T. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1)  the  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and result of operations of the Company.



/s/ LaGrand T. Johnson

LaGrand T. Johnson
Chief Financial Officer
October 13, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.